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PHTRANS\439890\1

77Q(1)(e): Copies of any new or amended Registrant investment advisory contracts

         Fee Reduction Commitment dated April 29, 2005 by Goldman Sachs Asset Management, L.P. is incorporated by reference to
Exhibit (d)(4) of Post-Effective Amendment No. 12 of the registration statement on Form N-1A filed with the Securities and Exchange
Commission on August 22, 2005 (Accession No. 0000950123-05-010196).